Form 8-K. Exhibit 10.1

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this "Agreement") is made and entered into this November 12, 2007, by and between Zhenping Wang, Bin Yang, Hoi-ho Kiu and Xiaogang Tang ("Purchasers") and Team Allied Profits, Ltd. ("Seller"). The definitive entry date for this Agreement is the actual Closing Date as set forth in Section 1 of this Agreement. The terms of the final and definitive agreement might vary from the terms of this Agreement, depending on the result of the due diligence investigation by Purchasers. The parties, intending to be legally bound, hereby agree as follows:

RECITALS:

WHEREAS, the Seller is the owner of 30,000,000 shares (the "SREA Shares") of ownership interest of Score One, Inc., a Nevada Corporation (the "SREA");

WHEREAS, the Purchasers are natural persons and citizens of the People's Republic of China;

WHEREAS, the Seller has determined that it is in his best interest to sell and assign, subject to the terms and conditions set forth herein, all of his SREA Shares to the Purchasers; and

WHEREAS, the Purchasers have determined that it is in their best interests to purchase and acquire all the SREA shares owned by the Seller,

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, the Seller and the Purchasers agree as follows:

ARTICLE I

SHARE PURCHASE

Section 1.01.

The Share Purchase. Subject to the terms and conditions of this Agreement, the Seller agrees to assign, transfer and deliver to the Purchasers, at the Closing, 30,000,000 SREA shares owned by him, at the price of $ 0.012 per share ("Purchase Price"). The amount of SREA shares that each of Purchasers will receive will be illustrated in Schedule A attached herein.

Section 1.02.

Execution and Closing. The Share Purchase shall take place at such other time and place as the Seller and the Purchasers mutually agree upon, orally or in writing (which time and place is designated as the "Closing"). The Seller shall deliver to the Purchasers either (i) a certificate or certificates representing the SREA Shares or (ii) instruments of assignment or transfer that shall, in the reasonable opinion of the Purchasers be necessary to transfer the SREA Shares to each of the Purchasers.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.01.

Representations and Warranties of the Purchasers. Each of the Purchasers, on a joint and several basis, represents and warrants to the Seller as follows:

(a)

The Purchasers have all power and authority to execute, deliver and perform this Agreement.

(b)

This Agreement is the valid and binding obligation of each of the Purchasers, enforceable against each of the Purchasers in accordance with its terms.

(c)

The SREA Shares will be acquired for investment for the account of each of the Purchasers, and not as a nominee or agent, and not with a view to the distribution or public offering thereof. In connection therewith, each of the Purchasers confirms that he or she is neither a U.S Person, as such term is defined in Rule 902(k) of Regulation S, nor located within the United States, and that the transaction will be between non-U.S. Persons, and take place outside of the United States.

(d)

None of the Purchasers have been contacted concerning the acquired SREA Shares or the matters set forth in this Agreement by means of any advertisement or other general solicitation.

(e)

Each of the Purchasers understands that (i) the acquired SREA Shares have not been registered under either the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state by reason of specific exemptions therefrom and that such securities may be resold in the United States without registration under the Securities Act only in certain limited circumstances.

(f)

The Purchasers have access to information relating to Score One, Inc. as the Purchasers deem necessary to make an informed investment decision in connection with the acquired SREA Shares, and except as provided in Section 2.02 below, the Seller is making no representations and warranties concerning the acquired SREA Shares or the business of Score One, Inc.

(g)

Each of the Purchasers understands that Regulation S promulgated under the Securities Act, is available only for offers and sales of securities outside the United States, and will comply with Regulation S, specifically complying with the restrictions on re-sale of the securities of Rules 903 (a) and (b)(3) of Regulation S.

(h)

Legends. The Purchasers acknowledge that the SREA Shares they acquired will bear the following restrictive legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES, ACKNOWLEDGES THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL OR STATE LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES PURSUANT TO (I) RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS TO WHOM WRITTEN NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (II) THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND ANY APPLICABLE STATE SECURITIES LAWS OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY TO THAT EFFECT.

(i)

Each of the Purchasers acknowledge that it is aware of its respective obligations under the Securities Exchange Act of 1934 (the "1934 Act"), including, but not limited to those filing obligations that are triggered as a result of the consummation of the sale of the Sale Shares pursuant to Sections 13 and 16 of the 1934 Act, together with filings required to be made by the Company, under the control of the Purchasers, after the consummation of the sale of the Sale Shares.

Section 2.02.

Representations and Warranties of the Seller. The Seller represents and warrants to the Purchasers as follows:

(a)

The Seller has all power and authority to execute, deliver and perform this Agreement.

(b)

This Agreement is the valid and binding obligation of the Seller, enforceable against the Sellers in accordance with its terms.

(c)

The Seller is the record and beneficial owners of the SREA Shares acquired by Purchasers and the SREA Shares exchanged pursuant to this agreement have not been assigned, pledged, sold, transferred or otherwise conveyed.

(d)

Except as disclosed in SREA's SEC Documents filed by it with the SEC, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to SREA's knowledge, threatened against or affecting SREA or any of its directors or officers in their capacities as such which could reasonably be expected to have a Material Adverse Effect. There are no facts known to SREA which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to SREA could reasonably be expected to have a material adverse effect. SREA is not in bankruptcy and has not filed for bankruptcy.

ARTICLE III

MISCELLANEOUS

Section 3.01.

Governing Law; Successors and Assigns. This Agreement shall be governed and construed in accordance with the law of the State of Nevada and applicable federal law and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties

Section 3.02.

Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes and replaces any prior agreement or understanding between the Purchasers and the Seller with respect to the transfer of the Sale Shares between the Seller and the Purchasers.

Section 3.03.

Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

Section 3.04.

Counterparts. This Agreement may be executed in any number of counterpart copies, all of which copies shall constitute one and the same instrument.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties hereto have signed this Share Purchase Agreement as of the date first above written.

Signature Page for Seller SELLER

SELLER

By

/s/
Hoi-ho Kiu,
as the representative with power-of-attorney of
Team Allied Profits, Ltd.

Signature Page for Purchasers

PURCHASER

By

/s/ Zhenping Wang
Zhenping Wang

/s/Bin Yang
Bin Yang

/s/Xiaogang Tang
Xiaogang Tang

/s/Hoi-ho Kiu
Hoi-ho Kiu

Schedule A

Seller	SREA Shares
Team Allied Profits, Ltd.	30,000,000

Purchasers	SREA Shares Acquired
Zhenping Wang	10,500,000
Bin Yang	13,000,000
Hoi-ho Kiu	6,000,000
Xiaogang Tang	500,000